                                                                     EXHIBIT 4.8


                [SPECIMEN NISOURCE INC. COMMON STOCK CERTIFICATE]

  [Graphic depicting four figures in front of large industrial gear with wings]

                                  NISOURCE INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

           NUMBER                                                         SHARES
        CC                                                      COMMON STOCK


                                                             CUSIP [__________]
                                                              SEE REVERSE FOR
                                                              CERTAIN
                                                             DEFINITIONS


THIS CERTIFIES THAT

IS THE OWNER OF


            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                            PAR VALUE $.01 PER SHARE

of NiSource Inc. transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/  Nina M. Rausch         [NiSource corporate seal]    /s/   Gary L. Neale
-----------------------                                  -----------------------
        Secretary                                        Chairman, President and
                                                         Chief Executive Officer




Countersigned and Registered:
         ChaseMellon Shareholder Services, L.L.C.
                                    Transfer Agent and Registrar
by
                                    Authorized signature

                                  NiSource Inc.

         THE CORPORATION WILL FURNISH WITHOUT CHARGE, TO EACH STOCKHOLDER WHO SO REQUESTS, A COPY OF THE PROVISIONS SETTING FORTH DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT NAMED ON THE FACE HEREOF.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between NiSource Inc. and ChaseMellon Shareholder Services, L.L.C., dated as of ________ __, 200_ (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of NiSource Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. NiSource Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly upon receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether then held by or on behalf of such Person or by any subsequent holder, may become null and void.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM      -- as tenants in common             UNIF GIFT MIN ACT ..... Custodian.......
                                                                           (Cust)          (Minor)
         TEN ENT      -- as tenants by the entireties            under Uniform Gifts to Minors Act

         JT TEN       -- as joint tenants with rights of
                         survivorship and not as tenants       ...............................
                         in common                                        (State)

     Additional abbreviations may also be used though not in the above list.

                                  TRANSFER FORM
           COMPLETE THIS FORM ONLY WHEN TRANSFERRING TO ANOTHER PERSON

         For value received _________________________________________ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              (please print or typewrite name and address including
                          postal zip code of assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

_______________________________________________________________ Shares of Common
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to
transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ___________________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW
                                                    X
                                                      --------------------------
                                                              (SIGNATURE)

                                                   X
                                                      --------------------------
                                                              (SIGNATURE)




                                                     ___________________________
                                                     ABOVE SIGNATURE(S) TO THIS
                                                     ASSIGNMENT MUST CORRESPOND
                                                     WITH THE NAME AS WRITTEN
                                                     UPON THE FACE OF THE
                                                     CERTIFICATE IN EVERY
                                                     PARTICULAR, WITHOUT
                                                     ALTERATION OR ENLARGEMENT,
                                                     OR ANY CHANGE WHATEVER.

                                                     THE SIGNATURE(S) MUST BE
                                                     GUARANTEED BY AN ELIGIBLE
                                                     GUARANTOR INSTITUTION SUCH
                                                     AS A SECURITIES
                                                     BROKER/DEALER, COMMERCIAL
                                                     BANK & TRUST COMPANY,
                                                     SAVINGS AND LOAN
                                                     ASSOCIATION OR A CREDIT
                                                     UNION PARTICIPATING IN THE
                                                     MEDALLION PROGRAM APPROVED
                                                     BY THE SECURITIES TRANSFER
                                                     ASSOCIATION, INC.